SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 14, 2014

Atomic Paintball, Inc.

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Texas	0-52856	75-2942917
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2600 E. Southlake Blvd., Suite 120-366, Southlake, TX 76092
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

817-491-8611
 (ISSUER TELEPHONE NUMBER)

Copies to:

Hunter Taubman Weiss LLP
130 w. 42nd Street, Suite 1050
 New York, NY 10036
Tel: 212-732-7184

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 –Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 14, 2014, our Board of Directors appointed Mr. Brett Lyons as the second member of our Board of Directors, effective immediately. Following the appointment, our Board of Directors consists of Mr. Darren Dunckel (our CEO) and Mr. Lyons.

Mr. Lyons does not have a familial relationship with any of our other directors or executive officers. Mr. Lyons shall hold office until the next annual meeting of shareholders, or until his successor is elected and qualified. Below is a brief description of Mr. Lyons' business experience during the past five years and an indication of directorships, if any that he has held in other companies subject to the reporting requirements under the Federal securities laws. Mr. Lyons is not a party adverse to us nor does he have a material interest adverse to us.

Mr. Lyons has vast experience delivering partnerships across multiple content channels including television, digital, social, gaming, comedy, sports, cause-marketing and live events.  He has also developed, sold and executed brand content partnerships for many nationally recognized consumer brands.  In February 2013, Mr. Lyons co-founded Uptick Integrations, LLC, which exploits long form direct respond media for brand partnership.  Later, in August 2013, he co-founded Total Premium, LLC, which develops and sells branded multi-channel partnerships across premium digital contents.  Prior to this, from 2008 through today, Mr. Lyons serves as the CEO and President for Match Entertainment, LLC.  Mr. Lyons received his Bachelor of Arts in Communications from the University of Southern California.

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure

On October 15, 2014, we issued a press release relating to the matters disclosed herein.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atomic Paintball, Inc.

Date: October 15, 2014	By:	/s/ Darren Dunckel
Darren Dunckel
Chief Executive Officer